SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2011
Date of Report (Date of earliest event reported)

Aurora Gold Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24393
(Commission File Number)

13-3945947
(I.R.S. Employer Identification No.)

C/- Coresco AG,
Level 3, Gotthardstrasse 20,
Zug, Switzerland 6304
(Address of principal executive offices)

41-7887-96966
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2011, Aurora Gold Corporation (the “Company”) entered into a services agreement (the “Services Agreement”) with Global Strategic Synergies Gmbh (“Global Strategic”) pursuant to which Mr. Ross Doyle will be serving as the Company’s Chief Financial Officer. Pursuant to the terms of the Consulting Agreement, Global Strategic will be paid a monthly service fee of 10,000 Swiss Francs, plus Value Added Tax, if applicable. The Services Agreement may be terminated by either party upon advanced written notice to the other party of 20 business days. A copy of the Services Agreement is attached as Exhibit 10.1 hereto.

Effective as of October 11, 2011, the Company’s board of directors granted stock purchase options (the “Options”) to the following individuals and entities pursuant to the Company’s 2007 Stock Option Plan:

Name	Number of Options
Lars Pearl	1,000,000
Agustin Gomez de Segura	1,000,000
Ross Doyle	1,000,000
Joseph Sierchio	200,000
Coresco AG	1,000,000

Each of the Options has an issue date, effective date and vesting date of October 11, 2011, with an exercise price of $0.12 per share. The term of these Options is five years. The Options are exercisable at any time from the grant date up to and including the 10th day of October, 2016.

Coresco AG is a consulting group of which each of Messrs. Lars Pearl and Ross Doyle owns a 25% stake each.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of October 11, 2011, Mr. Ross Doyle was appointed to serve as a director and the Chief Financial Officer of the Company. For the terms of the Services Agreement pursuant to which Mr. Doyle is compensated see Item 1.01 above.

Effective as of October 11, 2011, Mr. Agustin Gomez de Segura was appointed Chairman of the Board of the Company’s board of directors.

SECTION 6.  [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

On October 11, 2011, the Company entered into a Services Agreement with Global Strategic pursuant to which Mr. Ross Doyle serves as the Company’s Chief Financial Officer. A copy of the Services Agreement is attached as Exhibit 10.1 hereto.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

10.1	Services Agreement entered into between Aurora Gold Corporation and Global Strategic Synergies Gmbh.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 13, 2011.

Aurora Gold Corporation

By:	/s/ L Pearl
Name:	Lars Pearl
Title:	President, Chief Executive Officer and Director